SUPPLEMENT DATED FEBRUARY 9, 2015 TO THE PROSPECTUS OF

MARKET VECTORS ETF TRUST

Dated May 1, 2014

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding the Market Vectors ChinaAMC A-Share ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

The number of Shares in a Creation Unit for the Fund is 50,000. Therefore, all references to the number of Shares comprising a Creation Unit of the Fund should be replaced with “50,000 Shares.”

Please retain this supplement for future reference.